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                       KRAMER LEVIN NAFTALIS & FRANKEL LLP
                          9 1 9  T H I R D  A V E N U E
                           NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100

                                                                      FAX

                                                                (212) 715-8000
                                                                     -----

                                                                WRITER'S DIRECT
                                                                    NUMBER

                                                                (212) 715-9100

                                             January 28, 1999


The Milestone Funds
One Executive Boulevard
Yonkers, New York  10701

                  Re:      The Milestone Funds
                           File Nos. 33-81574; 811-8620

Dear Ladies and Gentlemen:

                  We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                                     Very truly yours,


                                            KRAMER LEVIN NAFTALIS & FRANKEL LLP